UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2005


                              Lincoln Park Bancorp
             (Exact name of registrant as specified in its charter)

           Federal                      000-51078                 61-1479859
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey                     07035
---------------------------------------------                  ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

     On  December   22,  2005,   stockholders   of  Lincoln  Park  Bancorp  (the
"Registrant") approved the Registrant's 2005 Stock-Based Incentive Plan (the "Stock Incentive Plan"). A description of the Stock Incentive Plan is included in "Proposal I-Approval of the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan" in the Registrant's definitive proxy statement for its special meeting of stockholders, as filed with the Securities and Exchange Commission (the "SEC") on November 22, 2005, and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

     (a)  Financial statements of business acquired. Not Applicable.

     (b)  Pro forma financial information. Not Applicable.

     (c)  Exhibits.

          The following exhibit is attached as part of this report:

          Exhibit No.           Description
          -----------           -----------

          10 Lincoln Park Bancorp 2005 Stock-Based Incentive Plan (incorporated by reference to Appendix A of the Registrant's definitive proxy statement for its special meeting of stockholders (File No. 0-51078), as filed with the SEC on November 22, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        LINCOLN PARK BANCORP


DATE:  December 23, 2005           By:  /s/ Donald S. Hom
                                        ----------------------------------------
                                        Donald S. Hom
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit No.            Description
         -----------            -----------

         10 Lincoln Park Bancorp 2005 Stock-Based Incentive Plan (incorporated by reference to Appendix A of the Registrant's definitive proxy statement for its special meeting of stockholders (File No. 0-51078), as filed with the SEC on November 22, 2005.